SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 3, 2004

                                  I-many, Inc.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
             ______________________________________________________
                 (State or Other Jurisdiction of Incorporation)


           000-30883                                01-0524931
_________________________________         __________________________________
     (Commission File Number)            (I.R.S. Employer Identification No.)


399 Thornall Street, 12th Floor, Edison, NJ              08837
________________________________________________________________________________
(Address of Principal Executive Offices)               (Zip Code)


                                 (207) 774-3244
                        ________________________________
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 _______________
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINAICIAL CONDITION

     On February 3, 2004, I-many, Inc. issued a press release announcing financial results for the fiscal year and quarter ended December 31, 2003. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7(c)         EXHIBITS

                  99.1              Press Release dated February 3, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             I-MANY, INC.



                                             By: /s/ Robert G. Schwartz, Jr.
                                             -----------------------------------
                                             Robert G. Schwartz, Jr.
                                             Vice President and General Counsel

February 3, 2004